As filed with the U.S. Securities and Exchange Commission on June 6, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
 (Exact name of registrant as specified in charter)

8383 Preston Center Plaza
Suite 360
Dallas, TX 75225
 (Address of principal executive offices) (Zip code)

Gary B. Wood
8383 Preston Center Plaza, Suite 360 Dallas, TX 75225
 (Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period:  March 31, 2018

Item 1. Reports to Stockholders.

A NO-LOAD

MUTUAL FUND

SEMI-ANNUAL REPORT

Dated March 31, 2018

Dear Shareholders,

Concorde Wealth Management Fund (“CONWX” or the “Fund”), managed by Concorde Investment Management, generated a positive net total return of 1.72% for the six-month period ending March 31, 2018. This net total return compared to the various equity, fixed income and blended indices below. The Fund continued to transition to the new balanced objective that became effective during late summer 2016 and also began adding in the private equity and semi-private equity holdings that were part of our goal with the reorganization. Asset allocations at period-end were approximately 57% equities, including 2.6% in private equity, 34% fixed income and cash equivalents and 9% in pure commodity and metals-based securities.

	Six Months Ended	1 Year	Annualized	Annualized
	March 31, 2018	Ending	5 Years Ending	10 Years Ending
	(Unaudited)	March 31, 2018	March 31, 2018	March 31, 2018
Concorde Wealth Management Fund	1.72%	4.48%	6.25%	2.67%
Concorde Wealth Management
Blended Index	0.61%	3.46%	5.58%	5.45%
Bloomberg Barclays
Aggregate Bond Index	-1.08%	1.20%	1.82%	3.63%
Russell 1000 Value Index	2.34%	6.95%	10.78%	7.78%
Russell 3000 Index	5.65%	13.81%	13.03%	9.62%

Note: The Concorde Wealth Management Blended Index consists of 45% equities represented by the Russell 1000 Value Index, 45% bonds represented by the Barclays Intermediate Aggregate Bond Index, 5% short-term investments represented by Bank of America Merrill Lynch 1-3 Year Treasuries, and 5% commodities represented by Barclays U.S. Treasury Inflation Protection Security. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book rations and lower forecasted growth values. The Barclays Aggregate Bond Index measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS. The Russell 1000 Value Index is replacing the Russell 3000 Index because the Fund believes that this index better reflects the Fund’s holdings for comparison reasons.

The two private equity investments are in the Partners Group Private Equity (Master Fund) LLC – Class I (“Partners Group”) and the LLR Equity Partners V, L.P. (“LLR V”).  Partners Group is a $2.5 billion fund diversified by strategy, region, and industry.  Partners Group started in 2010 and has a 7+ year track record, provides quarterly tender offers, establishes a new NAV monthly to be able to track performance, has no capital calls, and has immediate exposure to a mature portfolio.  Partners Group is 67% allocated towards North America, 25% to Europe, and 6% to Asia-Pacific region. CONWX has invested $500k in Partners Group with plans to invest another $500k.  LLR V is a lower middle market private equity firm committed to creating long-term value by growing portfolio companies. LLR V invests in a targeted set of industries, with a focus on technology and services businesses. Founded in 1999 and with more than $3 billion raised across five funds, LLR V is a flexible provider of capital for growth, recapitalizations and buyouts.  LLR V is a $1 billion fund that CONWX has committed $1 million to invest in.  Our initial capital call was at the end of Q1 2018 for 10% of our commitment.  So far, LLR V has made three investments in 3SI Security Systems, Professional Capital Services, and eLocal. We expect these two investments in Partners Group and LLR V to reduce volatility while adding alpha to the performance of CONWX.

The public equity holdings in CONWX, consisting primarily of individual domestic based stocks along with two managed funds with an international focus, tracked very closely with the Fund’s equity benchmarks, producing gains of approximately 5-6% for the period. Fund equities had a positive total return for the first quarter of calendar 2018, outperforming the slightly negative return in the benchmarks as volatility returned to the markets in a meaningful way. We began to see outperformance in several individual positions and sectors that have been lagging in recent periods when more growth-oriented investments have been surging. This could be the beginning of a shift to some parity in investor preference for equities with more conservative fundamental valuations.

Among the sectors which began to recover during this period are holdings in healthcare, industrials, and media. Among the Fund’s healthcare holdings, Encompass Health Corp., HCA Holdings, Inc. and Johnson & Johnson all contributed positively for the period and although Allergan PLC detracted for these six months, it produced a positive return for the quarter ending in March 2018.

Two Fund positions included in the industrial group are Hexcel Corp. and Union Pacific Corp. Both of these holdings surpassed easily the overall equity performance for the Fund as the superior market positions of these businesses continue to produce very good earnings and cash flow with excellent prospects into the future. Among our media holdings, which have lagged for several years despite fairly good results amid the uncertainty of future consumer viewing habits, Comcast Corp. – Class A and Discovery Communications, Inc. stabilized and contributed modest gains while Time Warner, Inc. had a single digit total return loss as the uncertainty of the potential AT&T merger and the correlation with AT&T stock weighed on performance.

In the Fund’s retail-oriented holdings, Hanesbrands, Inc. and Lowe’s Companies, Inc. had mixed results but collectively had a negative return despite Lowe’s Companies, Inc. positive calendar year end rise. Amazon.com, Inc., a hybrid retail and technology holding, rose nicely for the first half and is becoming more valued as investors appear to recognize more fully the strong market positions it holds.

Technology and telecom infrastructure holdings had varied results both among individual holdings and during the period. CenturyLink, Inc. (created from the merger with Fund holding Level 3 Communications, Inc.), Oracle Corp. and Western Digital Corp. all dropped during Q4 2017 with CenturyLink, Inc. and Western Digital Corp. rebounding nicely in early 2018. Oracle Corp. stock dropped slightly for the full time period as investors struggled with the company’s future against strong competitors and reported results were modest. It is expected that CenturyLink, Inc. will eventually operate with two key executives from Level 3 Communications, Inc., which we view positively, however investors are cautious toward the merger benefits, significant debt and the ability to continue the significant legacy CenturyLink, Inc. dividend. Western Digital Corp. may be at the beginning of a period where recent large capital expenditures and the transition to new products begin to pay benefits, however the market is cautious for the short term. We think the longer term prospects are not reflected in the current valuation.

The Fund has several holdings related to the real estate industry and they contributed mixed results. Four holdings have direct investment in income producing commercial real estate, including The Howard Hughes Corp. and VEREIT, Inc., which are new holdings during this time period. Prologis, Inc. and Medical Properties Trust, Inc. both had positive total returns even after dropping slightly in early 2018. Although rising interest rates tend to be a headwind for these real estate investment trusts (“REITs”), we believe rising inflation is an offsetting positive for the valuation hits that rates could cause. We also believe rates higher than current market levels are reflected in current stock prices. VEREIT, Inc. and Howard Hughes Corp. both hold assets that are being unrecognized in the market for different reasons. VEREIT, Inc. is being discounted for positions in retail properties and potential legal settlement related to prior management and we believe the current price compensates for those issues. The Howard Hughes Corp. is a complex holder of quality commercial assets and future development potential that is difficult for the public market to value. Finally, Fortune Brands Home & Security, Inc. provides building components into both the repair and remodel and new residential and multi-family markets, primarily in the U.S. The stock dropped around 10% for the period, primarily in early 2018 as rising rates sparked concern in many residential real estate related investments. We believe that Fortune Brands Home & Security, Inc’s. strong market positions, and ability to generate significant sales to pre-owned home markets, which are being supported by limited supply, higher replacement costs and growing owner equity, should enable the current strong demand to continue for the near future.

Energy holdings in the Fund, including Cimarex Energy Co., Halliburton Co., and Kinder Morgan, Inc., had mixed results during the first half of fiscal year 2018. These holdings had across the board gains during Q4 2017 as stocks reacted to the firming commodity prices which bottomed last summer. However during Q1 2018 this year, most energy equities pulled back despite a net price increase in oil for the quarter. Valuations do not appear to reflect current spot and forward/prices and we are continuing to hold a market position.

The overall positioning of fixed income investments in the Fund was little changed in late 2017 through early 2018 as this significant allocation for the Fund contributed a flat total return despite significant cash income. This performance was relatively good in an environment of generally rising rates for high quality core bonds, which impacts principal value negatively. Our strategy of maintaining a diversified portfolio focusing on short to medium term maturities and high quality utilizing a combination of individual bonds and focused managed money investments has performed well in the continued normalization of the U.S. bond markets.

Individual corporate bond investments held up well as a group with the DaVita, Inc.  healthcare security, Enlink Midstream Partners LP, Fiserv, Inc., MGM Resorts International and NCR Corp. issues adding positive total returns and Discover Financial Services, Ford Motor Credit Co., LLC, Hanesbrands, Inc. and Wells Fargo & Co. bonds contributing small total return losses. Our focus on shorter term maturities contributed to the stable returns. Regarding our three managed money fixed income investments, each contributed positive total returns over the period, displaying the advantages of integrating diversified approaches to fixed income management by excellent managers of focused strategies. American Beacon SiM High Yield Opportunities Fund invests in global corporate high yield, Morgan Stanley Global Fixed Income Opportunities Fund utilizes a flexible global approach with an absolute return objective and PIMCO Mortgage Opportunities Fund focuses on real estate securities domestically with an emphasis on non-agency investments. We believe each of these funds operates in areas of the market with good value in a global fixed income universe with few bargains.

Thank you for your continued support.  We will continue to strive for the highest professional standards of performance and stewardship in the management of the Fund.

Best regards,

Gregory B. Wood
Chief Compliance Officer
Concorde Investment Management

CONCORDE WEALTH MANAGEMENT FUND
PORTFOLIO HOLDINGS BY SECTOR

March 31, 2018 (Unaudited)

The portfolio's holdings and allocations are subject to change.  The percentages are of net assets as of March 31, 2018.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

March 31, 2018 (Unaudited)

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
COMMON STOCKS - 39.84%
ARTS, ENTERTAINMENT & RECREATION
Speedway Motorsports, Inc.	14,200	$253,044	1.16%

FINANCE & INSURANCE
Aon PLC (a)	2,500	350,825	1.61
Chubb Ltd. (a)	1,800	246,186	1.13
		597,011	2.74
HEALTH CARE
HCA Holdings, Inc.	5,500	533,500	2.45
Encompass Health Corp.	7,775	444,496	2.04
		977,996	4.49
INFORMATION
CenturyLink, Inc.	21,000	345,030	1.59
Comcast Corp. - Class A	9,800	334,866	1.54
Discovery Communications, Inc. (b)	18,000	351,360	1.61
Microsoft Corp.	8,000	730,160	3.35
Oracle Corp.	3,800	173,850	0.80
Time Warner, Inc.	2,400	226,992	1.04
		2,162,258	9.93
MANUFACTURING
Allergan PLC (a)	1,750	294,508	1.35
Fortune Brands Home & Security, Inc.	4,700	276,783	1.27
Johnson & Johnson	1,500	192,225	0.88
The Hershey Co.	1,090	107,866	0.50
Unilever N.V. - ADR (a)	4,500	253,755	1.16
Western Digital Corp.	2,800	258,356	1.19
		1,383,493	6.35
MINING, QUARRYING & OIL & GAS EXTRACTION
Cimarex Energy Co.	2,250	210,375	0.97
Devon Energy Corp.	5,000	158,950	0.73
Halliburton Co.	7,500	352,050	1.61
		721,375	3.31
REAL ESTATE & RENTAL & LEASING
The Howard Hughes Corp. (b)	1,000	139,130	0.64

RETAIL TRADE
Amazon.com, Inc. (b)	320	463,149	2.13
Hanesbrands, Inc.	8,000	147,360	0.68

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2018 (Unaudited)

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
COMMON STOCKS (continued)
RETAIL TRADE (continued)
Lowe’s Companies, Inc.	5,000	$438,750	2.01%
The TJX Companies, Inc.	2,600	212,056	0.97
		1,261,315	5.79
TRANSPORTATION & WAREHOUSING
Union Pacific Corp.	5,600	752,808	3.46

UTILITIES
Kinder Morgan, Inc.	13,000	195,780	0.90

WHOLESALE TRADE
Hexcel Corp.	3,600	232,524	1.07
TOTAL COMMON STOCKS (Cost $5,669,678)		8,676,734	39.84

EXCHANGE TRADED FUNDS - 2.91%
Sprott Physical Gold Trust (a)(b)	59,000	634,250	2.91
TOTAL EXCHANGE TRADED FUNDS (Cost $571,198)		634,250	2.91

OPEN-END FUNDS - 9.06%
American Beacon SiM High Yield
Opportunities Fund - Y Class	18,779	179,149	0.82
Cohen & Steers Global Realty
Shares, Inc. - Institutional Class	4,913	253,378	1.16
Deutsche CROCI International Fund - Class S	8,148	395,972	1.82
JPMorgan International Unconstrained
Equity Fund - Institutional Class	19,343	411,435	1.89
Morgan Stanley Global Fixed Income
Opportunities Fund - Institutional Class	65,259	373,932	1.72
PIMCO Flexible Credit Income Fund - Investor Class (b)	23,742	248,576	1.14
PIMCO Mortgage
Opportunities Fund - Institutional Class	10,061	110,877	0.51
TOTAL OPEN-END FUNDS (Cost $1,906,791)		1,973,319	9.06

PRIVATE FUNDS - 2.58%
LLR Equity Partners V, L.P. (b)(e)(f)(g)	100,000	73,507	0.34
Partners Group Private Equity
(Master Fund) LLC - Class I (e)(f)(g)	89,425	487,606	2.24
TOTAL PRIVATE FUNDS (Cost $600,000)		561,113	2.58

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2018 (Unaudited)

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
REITS - 3.57%
REAL ESTATE & RENTAL & LEASING
Medical Properties Trust, Inc.	19,000	$247,000	1.13%
Prologis, Inc.	4,000	251,960	1.16
VEREIT, Inc.	40,000	278,400	1.28
TOTAL REITS (Cost $697,678)		777,360	3.57

ROYALTY TRUST - 6.27%
CONSTRUCTION
Texas Pacific Land Trust	2,700	1,364,634	6.27
TOTAL ROYALTY TRUST (Cost $390,001)		1,364,634	6.27

MASTER LIMITED PARTNERSHIPS - 1.09%
Oaktree Capital Group LLC	6,000	237,600	1.09
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $258,812)		237,600	1.09

CORPORATE BONDS - 7.35%
ACCOMMODATION & FOOD SERVICES
MGM Resorts International, 6.750%, 10/01/2020	125,000	132,813	0.61

FINANCE & INSURANCE
Discover Financial Services, 3.850%, 11/21/2022	150,000	150,151	0.69
Ford Motor Credit Co., LLC, 2.400%, 09/20/2021	150,000	144,240	0.66
Wells Fargo & Co., 3.450%, 02/13/2023	150,000	147,919	0.68
		442,310	2.03
HEALTH CARE
DaVita, Inc., 5.750%, 08/15/2022	225,000	230,934	1.06

INFORMATION
Fiserv, Inc., 3.500%, 10/01/2022	150,000	151,020	0.69

MANUFACTURING
NCR Corp., 4.625%, 02/15/2021	200,000	199,000	0.92

MINING, QUARRYING, & OIL & GAS EXTRACTION
EnLink Midstream Partners LP, 2.700%, 04/01/2019	225,000	223,766	1.03

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2018 (Unaudited)

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
CORPORATE BONDS (continued)
RETAIL TRADE
Hanesbrands, Inc., 4.625%, 05/15/2024 (d)	225,000	$220,219	1.01%
TOTAL CORPORATE BONDS (Cost $1,628,582)		1,600,062	7.35

U.S. GOVERNMENT OBLIGATIONS - 18.88%
Federal Farm Credit Banks, 2.320%, 12/29/2021	150,000	147,811	0.68
Federal Home Loan Banks, 1.030%, 05/28/2019	150,000	147,959	0.68
Federal National Mortgage Association,
1.550%, 09/30/2021	200,000	190,621	0.87
United States Treasury Notes
1.250%, Note due 08/31/2019	1,900,000	1,874,321	8.61
1.875%, Note due 01/31/2022	1,400,000	1,368,281	6.28
2.250%, Note due 08/15/2027	400,000	383,531	1.76
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $4,203,381)		4,112,524	18.88

SHORT-TERM INVESTMENTS - 8.38%
Morgan Stanley Institutional Liquidity Funds -
Government Portfolio - Institutional Class, 1.58% (c)	1,082,687	1,082,687	4.97
The Government & Agency
Portfolio - Institutional Class, 1.55% (c)	743,216	743,216	3.41
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,825,903)		1,825,903	8.38

Total Investments (Cost $17,752,024) - 99.93%		21,763,499	99.93
Other Assets in Excess of Liabilities - 0.07%		14,524	0.07
TOTAL NET ASSETS - 100.00%		$21,778,023	100.00%
______________
ADR American Depositary Receipt
PLC Public Limited Company
REIT Real Estate Investment Trust
(a) Foreign issued security listed directly on a U.S. securities exchange.
(b)	Presently non-income producing.
(c)	Rate shown is the 7-day yield as of March 31, 2018.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Securities for which market quotations are not readily available are valued at fair value determined by the Advisor. Such values are approved on a quarterly basis by the Board of Directors.
(f)	Investments in private securities may be subject to restrictions on disposition imposed by the issuer. At March 31, 2018, restricted securities represented 2.58% of net assets of the Fund.
(g)	Illiquid security. Total illiquid securities represent 2.58% of net assets as of March 31, 2018.

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2018 (Unaudited)

ASSETS
Investments in securities, at fair value (cost $17,752,024)	$21,763,499
Dividends & interest receivable	58,712
Prepaid expenses	2,904
Other assets	3,352
TOTAL ASSETS	21,828,467
LIABILITIES
Investment advisory fee payable	14,986
Accrued audit fees	10,621
Accrued director’s fees	1,008
Accrued expenses	23,829
TOTAL LIABILITIES	50,444
NET ASSETS	$21,778,023
Composition of Net Assets:
Net capital paid in on shares of capital stock	$17,547,887
Accumulated net investment loss	(42,240)
Accumulated undistributed net realized gain	260,901
Net unrealized appreciation on investments	4,011,475
NET ASSETS	$21,778,023
Capital shares outstanding	1,450,794
Net asset value, offering price and redemption price per share	$15.01

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF OPERATIONS

For the Six Month Period Ended March 31, 2018 (Unaudited)

Investment Income
Dividends (net of foreign withholding taxes and issuance fees of $1,329)	$161,636
Interest	72,434
Total investment income	234,070
Expenses
Investment advisory fees (Note 6)	85,170
Administration fees (Note 7)	20,690
Professional fees	20,070
Fund accounting fees (Note 7)	13,189
Sub-transfer agent expenses (Note 7)	11,900
Transfer agent fees (Note 7)	7,855
Printing, postage and delivery	5,625
Custody fees (Note 7)	2,512
Federal and state registration fees	2,274
Insurance expense	2,145
Directors fees	1,535
Other expenses	7,648
Total expenses	180,613
NET INVESTMENT INCOME	53,457
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain on:
Investments	255,255
Capital gain distributions from investment company	12,401
Net change in unrealized appreciation on:
Investments	34,039
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	301,695
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$355,152

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2018	Year Ended
	(Unaudited)	Sept. 30, 2017
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$53,457	$(46,739)
Net realized gain (loss) from:
Investments	255,255	531,875
Options written	—	(1,987)
Capital gain distributions from investment company	12,401	—
Net change in unrealized appreciation on:
Investments	34,039	618,003
Net increase in net assets resulting from operations	355,152	1,101,152
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains on investments	(503,705)	(32,573)
Total distributions to shareholders	(503,705)	(32,573)
CAPITAL SHARE TRANSACTIONS-NET (Note 3)	1,335,914	1,540,497
Total increase in net assets	1,187,361	2,609,076
NET ASSETS
Beginning of period	20,590,662	17,981,586
End of period (including undistributed net investment
loss of $(42,240) and $(95,697), respectively)	$21,778,023	$20,590,662

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 31,
	2018(1)	Year Ended September 30,
	(Unaudited)	2017	2016(2)	2015(2)	2014(2)	2013(2)
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period	$15.13	$14.29	$13.79	$16.50	$14.22	$12.34
Income (loss) from investment operations:
Net investment income (loss)(3)	0.04	(0.04)	(0.06)	(0.07)	(0.02)	0.03
Net realized and unrealized gain (loss)
on investment transactions	0.21	(0.91)	1.40	(1.29)	2.33	1.87
Total from investment operations	0.25	0.87	1.34	(1.36)	2.31	1.90
Less distributions:
From net investment income	—	—	—	—	(0.03)	(0.02)
From net realized gains	(0.37)	(0.03)	(0.84)	(1.35)	—	—
Total distributions	(0.37)	(0.03)	(0.84)	(1.35)	(0.03)	(0.02)
Net asset value, end of period	$15.01	$15.13	$14.29	$13.79	$16.50	$14.22
TOTAL RETURN	1.72%	6.07%	10.12%	(8.90)%	16.29%	15.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$21,778	$20,591	$17,982	$9,138	$11,882	$11,279
Ratio of expenses to average net assets	1.70%	1.83%	2.48%	2.28%	2.06%	2.09%
Ratio of net investment income (loss)
to average net assets	0.50%	(0.25)%	(0.44)%	(0.40)%	(0.16)%	0.24%
Portfolio turnover rate	6%	40%	28%	57%	32%	34%
______________
(1)	Other than the ratios of expenses and net investment income (loss) to average net assets, financial highlights have not been annualized.
(2)
For periods prior to July 23, 2016, financial and other information shown herein for the Fund is that of the Concorde Value Fund, the “Predecessor Fund” (See Note 1 in the accompanying notes to these financials statements).

(3)	Based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial highlights.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies

NATURE OF BUSINESS AND REORGANIZATION

Concorde Wealth Management Fund (the “Fund”), is a non-diversified separate series of Concorde Funds, Inc. (the “Company”). Each series is organized as a class of common stock under the Company’s articles of incorporation. The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series. The Company may establish multiple series, each of which would be organized as a class of common stock under the Company’s articles of incorporation. The Company presently has no series other than the Fund.

The primary investment objective of the Fund is to seek total return, from both appreciation of value and generation of current income, within the context of preservation of capital. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information.

On July 22, 2016 the shareholders of the Concorde Value Fund, a diversified former separate series of the Company, (the “Predecessor Fund”), approved a Plan of Acquisition and Liquidation (the “Reorganization”) between the Fund and the Predecessor Fund. Pursuant to the Reorganization, the Fund acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the Fund after the close of business on July 22, 2016. The Fund issued 681,656 shares in exchange for the net assets of the Predecessor Fund valued at $9,666,396. The Fund had no assets, liabilities, shares issued or operations prior to the Reorganization. As a result of the Reorganization, the Predecessor Fund ceased to operate and its shareholders became shareholders of the Fund.  The primary investment objective of the Predecessor Fund was to produce long-term growth of capital. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. For periods prior to July 23, 2016, financial and other information shown herein for the Fund is that of the Predecessor Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

VALUATION OF SECURITIES

All investments in securities are recorded at their estimated fair value, as described in Note 2.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies (continued)

FEDERAL INCOME TAXES

The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Fund for the prior three years are open for examination.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the trade date, the day securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date. The Fund intends to distribute all of its net investment income, if any, as dividends to its shareholders on an annual basis. The Fund intends to distribute all of its capital gains, if any, on an annual basis. Distributions from net investment income and capital gains, if any, are generally declared and paid in December. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies (continued)

OPTION WRITING

To generate additional income or hedge against a possible loss in the value of securities it holds, the Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The objective, as stated above, is to hedge against a possible decline in the value of securities and to generate additional income when we feel certain securities are locked in a trading range.  With regards to hedging against a possible decline, we will sell covered calls with strike prices below the price of a security at the time of writing the call.  Regarding additional income, the Fund will sell calls on certain securities that are within a trading range, generally selling calls on securities where the strike prices are above the current market price of the subject security.

Note 2 – Securities Valuation

The Company’s Board of Directors (the “Board”) has adopted methods for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Company’s investment advisor, Concorde Financial Corporation d/b/a Concorde Investment Management (“Concorde”) to apply those methods in making fair value determinations. All fair value determinations made by Concorde are subject to oversight by the Board.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 –	Quoted unadjusted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use in valuing the asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, usually common stocks, foreign issued common stocks, exchange traded funds (“ETFs”), real estate investment trusts, royalty trusts, master limited partnerships and preferred stocks traded on a national securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mutual Funds – Mutual funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the Funds and are categorized in Level 1 of the fair value hierarchy.

Investment Funds that are Private Funds can be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, Concorde, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent NAV reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount. Certain investments may include adjustments made subsequent to period end related to subsequent valuation information obtained. Therefore, the net assets reflected in the

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

Schedule of Investments may differ from the reported NAV of the Fund as of March 31, 2018. Investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient are not categorized in the fair value hierarchy.

Debt Securities – Bonds, notes, and U.S. government obligations are valued at an evaluated bid price obtained from an independent pricing service that uses a matrix pricing method or other analytical models. Demand notes are stated at amortized cost, which approximates fair value. These securities will generally be categorized in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by an independent pricing service that uses a matrix pricing method or other analytical models. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Derivative Instruments – Listed derivatives, including options, rights, and warrants that are actively traded are valued based on quoted prices from the exchange.  If there is no such reported sale on the valuation date, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. These securities will generally be categorized in Level 1 of the fair value hierarchy.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ Board of Directors.  As of March 31, 2018, the Advisor has determined that certain restricted securities held by the Fund are considered liquid.

Additional information on each illiquid restricted security held by the Fund on March 31, 2018 is as follows:

	Initial				% of
	Acquisition				Net
Security	Date	Shares	Cost	Value	Assets
Partners Group Private Equity
(Master Fund) LLC – Class I	December 1, 2017	89,425	$500,000	$487,606	2.24%
LLR Equity Partners V, L.P.	March 14, 2018	100,000	$100,000	$ 73,507	0.34%

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board.  Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market.  Depending on the relative significance of the valuation inputs, these securities may be categorized in either Level 2 or Level 3 of the fair value hierarchy.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

The following table summarizes the inputs used to value the Fund’s investments measured at fair value as of March 31, 2018:

	Practical
Categories	Expedient*		Level 1	Level 2	Level 3	Fair Value
Common Stocks
Arts, Entertainment & Recreation	$—		$253,044	$—	$—	$253,044
Finance & Insurance	—		597,011	—	—	597,011
Health Care	—		977,996	—	—	977,996
Information	—		2,162,258	—	—	2,162,258
Manufacturing	—		1,383,493	—	—	1,383,493
Mining, Quarrying & Oil
& Gas Extraction	—		721,375	—	—	721,375
Real Estate & Rental & Leasing	—		139,130	—	—	139,130
Retail Trade	—		1,261,315	—	—	1,261,315
Transportation & Warehousing	—		752,808	—	—	752,808
Utilities	—		195,780	—	—	195,780
Wholesale Trade	—		232,524	—	—	232,524
Total Common Stocks	—		8,676,734	—	—	8,676,734
Exchange Traded Funds	—		634,250	—	—	634,250
Open-End Funds	—		1,973,319	—	—	1,973,319
Private Funds	561,113	^	—	—	—	561,113
REITs
Real Estate & Rental & Leasing	—		777,360	—	—	777,360
Total REITs	—		777,360	—	—	777,360
Royalty Trusts
Construction	—		1,364,634	—	—	1,364,634
Total Royalty Trusts	—		1,364,634	—	—	1,364,634
Master Limited Partnerships	—		237,600	—	—	237,600
Corporate Bonds
Accommodation & Food Services	—		—	132,813	—	132,813
Finance & Insurance	—		—	442,310	—	442,310
Health Care	—		—	230,934	—	230,934
Information	—		—	151,020	—	151,020
Manufacturing	—		—	199,000	—	199,000
Mining, Quarrying
& Oil & Gas Extraction	—		—	223,766	—	223,766
Retail Trade	—		—	220,219	—	220,219
Total Corporate Bonds	—		—	1,600,062	—	1,600,062
U.S. Government Obligations	—		—	4,112,524	—	4,112,524
Short-Term Investments	—		1,825,903	—	—	1,825,903
Total Investments	$561,113		$15,489,800	$5,712,586	$—	$21,763,499

*
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts present in the schedule of investments.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

		Redemption			Lock
	Withdrawals	Notice	Investment	Investment	Up
^Security	Permitted	Period	Objective	Strategy	Period
Partners Group	Not	Not	Capital	Globally diversified portfolio	None
Private Equity	Applicable(1)	Applicable	Appreciation	of private equity investments
(Master Fund)
LLC – Class I

LLR Equity	No	Not	Capital	Diversified portfolio of	Not
Partners V, L.P.		Applicable	Appreciation	equity investments in	Applicable
lower middle market growth
companies primarily focused
on software and services

(1)
Up to 5% of the Fund’s net asset value per quarter via tender offer.  The tender offer is subject to board approval and not a guarantee of future liquidity.  A 2% early repurchase fee will be imposed for repurchases made within one year of investment.

Transfers between levels are recognized at the end of the reporting period.  There were no transfers between levels.

Note 3 – Capital Share Transactions

As of March 31, 2018, 30,000,000 shares of $1 par value capital stock were authorized, of which 10,000,000 shares are classified as the Fund’s series. As of March 31, 2018, capital paid-in aggregated $17,547,887.

Transactions in shares of capital stock for the six months ended March 31, 2018 and year ended September 30, 2017 were as follows:

	Six Months Ended
	March 31, 2018		Year Ended
	(Unaudited)		September 30, 2017
	Shares	Amount	Shares	Amount
Shares sold	115,768	$1,749,000	162,731	$2,402,579
Shares issued in
reinvestment of distributions	34,266	503,705	2,248	32,573
	150,034	2,252,705	164,979	2,435,152
Shares redeemed	(60,429)	(916,791)	(61,791)	(894,655)
Net increase	89,605	$1,335,914	103,188	$1,540,497

Note 4 – Investment Transactions

Purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, for the Fund during the six month period ended March 31, 2018, were $2,849,345 and $1,189,484, respectively.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 4 – Investment Transactions (continued)

Purchases and sales/maturities of long-term U.S. government obligations for the Fund during the period ended March 31, 2018 were $0 and $0, respectively.

Note 5 – Principal Risks

The Fund in the normal course of business makes investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market (market risk), or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss than higher rated securities. Debt securities are also subject to prepayment risk when interest rates decrease. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 5 – Principal Risks (continued)

Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

Equity and General Market Risk. Equities, such as common stocks, or other equity related investments are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not meet the financial expectations of the Fund or other market participants. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

Exchange Traded Funds Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests, in addition to the Fund’s own fees and expenses.

Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, currency, social and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection.

High Yield Risk. The Fund’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Concorde to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 5 – Principal Risks (continued)

Master Limited Partnership (“MLP”) Risk. Securities of master limited partnerships are listed and traded on U.S. securities exchanges. The value of an MLP fluctuates based predominately on its financial performance, as well as changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, the Fund’s after-tax return from its MLP investment would be materially reduced.

Non-Diversification Risk. Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

Private Equity Risk. The sale or transfer of private equity investments may be limited or prohibited by contract or law. Private equity securities are generally valued in good faith following procedures approved by the Board as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid.

Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Real Estate Investment Trust and Real Estate Risk. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Royalty Trust Risk. Royalty trusts are subject to cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts. Furthermore, royalty trusts do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions.  The declaration of such distributions generally depends upon various factors, including operating performance and financial condition of the royalty trust and general economic conditions.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 5 – Principal Risks (continued)

Security Selection Risk. Concorde may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Smaller and Medium Capitalization Company Risk. Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market downturns than securities of larger companies. Additionally the price of smaller companies may decline more in response to selling pressures.

Style Risk. Concorde follows an investing style that favors value investments. The value investing style may, over time, go in and out of favor. At time when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investors should be prepared to tolerate volatility in Fund returns.

Note 6 – Investment Advisory Fees and Transactions with Affiliate

The Company has an Investment Advisory Agreement with Concorde to act as the Fund’s investment advisor. Concorde provides the Fund with investment management and advisory services consistent with the Fund’s investment objectives, policies and restrictions, supervises the purchase and sale of investment transactions and administers the business and administrative operations of the Fund. For such services, for the six months ended March 31, 2018, Concorde received an annual fee of 0.80% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $85,170 for the six months ended March 31, 2018, of which $14,986 was payable at March 31, 2018. Certain officers and directors of the Company are also officers, directors and/or employees of Concorde.

Note 7 – Service Organizations

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services. U.S. Bank, N.A., (“USB”) an affiliate of USBFS, serves as the Fund’s custodian.  Fees paid to USBFS and USB during the six months ended March 31, 2018, were $41,734 and $2,512, respectively.

Due to the Reorganization, the Company entered into new administrative, fund accounting, and transfer agent agreements with USBFS and a new custody agreement with USB in July 2016.  Pursuant to the agreements, should the Company elect to terminate any of these agreements prior to the end of the initial three year term, the Company agrees to pay certain monthly, and other fees, through the lives of any of the terminated agreements.

The Company has an administrative agreement with National Financial Services, LLC (NFS). The agreement provides for monthly payments by the Fund to NFS for providing certain shareholder services (sub-transfer agent fees). Sub-transfer agent fees incurred by the Fund to NFS for the six months ended March 31, 2018 were $11,900.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 8 – Commitments

On February 23, 2018, the Fund executed an agreement to invest in LLR Equity Partners Parallel V, L.P., a limited partnership investment. The capital commitment of this investment is $1,000,000. The remaining commitment as of March 31, 2018, is $900,000.

Note 9 – Federal Tax Information

At September 30, 2017, the Fund’s most recent fiscal year end, the Fund’s investments and components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$16,664,907
Gross tax unrealized appreciation	4,050,737
Gross tax unrealized depreciation	(119,161)
Net tax unrealized appreciation	$3,931,576
Undistributed ordinary income	—
Undistributed long-term gain	496,950
Total distributable earnings	$496,950
Other accumulated losses	$(49,837)
Net accumulated earnings	$4,378,689

The difference between book-basis and tax-basis unrealized appreciation is attributable to the realization for tax purposes of the unrealized gains on investment in a passive foreign investment company.

At September 30, 2017, the Fund’s most recent fiscal year end, the Fund had no tax basis capital loss carryovers to offset future capital gains.  The Fund did not utilize a capital loss carryover during the year ended September 30, 2017.  The Fund had $49,837 late year loss deferrals and no post-October loss.

The tax character of distributions paid during the six months ended March 31, 2018 and year ended September 30, 2017 was as follows:

	Six Months Ended
	March 31, 2018	Year Ended
	(Unaudited)	September 30, 2017
Ordinary income	$—	$—
Long-term capital gain	503,705	32,573
	$503,705	$32,573

Note 10 – Subsequent Events

Management has evaluated the Fund’s events and transactions that occurred subsequent to March 31, 2018 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2017 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-294-1699 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended March 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the Fund does not currently assess sales charges, redemption or exchange fees, other Funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 10/1/17	Value – 3/31/18	Six Months Ended 3/31/18
Actual	$1,000.00	$1,017.20	$8.55
Hypothetical (5% return before expenses)	$1,000.00	$1,016.46	$8.55
______________
*  Expenses are equal to the Fund’s annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period ended March 31, 2018).

INVESTMENT ADVISOR
Concorde Investment Management
8383 Preston Center Plaza
Suite 360
Dallas, Texas 75225

OFFICERS
Gary B. Wood, Ph.D.
President
Gregory B. Wood
Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy, P.E., Ph.D.
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

 Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date    June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date    June 5, 2018

By (Signature and Title)*    /s/Gregory B. Wood
Gregory B. Wood, Treasurer

Date    June 5, 2018

* Print the name and title of each signing officer under his or her signature.